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                                                                    Exhibit 10.1

                     [Letterhead of PricewaterhouseCoopers]

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-100069) of Netease.com, Inc. of our report dated April 7, 2003 relating to the financial statements, which appears in this Annual Report on Form 20-F.

/s/PricewaterhouseCoopers

Beijing, China
June 20, 2003